Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
The Myriad Transformation:
Pioneering Personalized Medicine on
a Global Scale
09/14/2015

Exhibit 99.1

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Forward Looking Statements

Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company.  These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations.
We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K.  These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s  projections or forward-looking statements.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Today’s Agenda

•
The Myriad Transformation: Pioneering Personalized Medicine on a Global Scale –
Mark Capone, CEO
•
Hereditary
Cancer
Leadership
Now
and
in
the
Future
–
Alec
Ford,
President
of
Myriad
Genetic Laboratories
•
Pioneering
Companion
Diagnostics
for
DNA
Damaging
Agents
–
Lloyd
Sanders,
General Manager Oncology
•
Autoimmune
Market
Represents
Next
Frontier
in
Personalized
Medicine
–
Bernie
Tobin,
President of Crescendo Biosciences
•
Making
Prolaris
Standard
of
Care
in
Urology
–
Nicole
Lambert,
General
Manager
Urology
•
Break
•
Transforming
Melanoma
Diagnosis
Through
Pioneering
Science
–
Vicki
Fish,
General
Manager Dermatology
•
Industry
Leading
Pipeline
to
Ensure
Growth
Opportunities
–
Jerry
Lanchbury,
CSO
•
Expanding
our
Horizons
in
International
Markets
–
Gary
King,
Executive
Vice
President
of International Operations
•
Five
Year
Outlook:
Increased
Growth
and
Financial
Leverage
–
Bryan
Riggsbee,
CFO
•
Q&A

4 Mark Capone Chief Executive Officer The Myriad Transformation: Pioneering Personalized Medicine on a Global Scale

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 20 The Myriad Transformation 5 years…. FIRST 1 product 1 country in 5

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. A trusted advisor transforming patients’ lives worldwide with pioneering molecular diagnostics 6 the future… 6

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
U.S. Healthcare System Remains Highly
Inefficient
7
95%
5%
50%
50%
5% of patients represent 50% of healthcare costs*
*Agency for Healthcare Research and Quality
U.S. Population
Healthcare Costs
Drivers of Cost:
•
Focus on treatment
not prevention
•
Late or incorrect
diagnosis
•
Undifferentiated
treatments
•
Trial and error
approach to
pharmaceuticals

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Large Drivers of Inefficiencies Represent Blue Ocean Opportunities 8 8

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Myriad’s Mission Statement 9 9 9

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Unmatched Competitive Advantages in
Personalized Medicine
•
Profitable R&D driven molecular
diagnostic company
•
Expertise in DNA, RNA and proteins
•
Strong research capabilities: extensive
collaborations (>50 institutions and >20
pharma/bio companies)
•
Broad regulatory experience
(CLIA, FDA, CE mark)
•
Deep physician relationships (>90,000
ordering physicians since inception)
•
Extensive managed care contracts (>600)
•
Reputation for best-in-class quality for high-
complexity tests (>2 million performed)
10

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Million
>$50
Products
with Revenue
7
Our Strategic Goals By 2020
11
Revenue Growth
CAGR
>10%
Operating
Margin
>30%
International
Revenue
>10%

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 12 12 * * *

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Our Strategic Imperatives to Achieve
Our FIVE-Year
Goals

Transition & Expand the
Hereditary Cancer Market
Increase International
Contribution
Diversify the Portfolio

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Significant Accomplishments Since
Last Investor Day

STRATEGIC IMPERATIVE
ACCOMPLISHMENTS
Transition and
Expand Hereditary
Cancer Market
•
6% hereditary cancer
revenue CAGR since
advent of competition
•
80%
of
incoming
samples
ordered
as
myRisk™
Hereditary
Cancer
•
Long-term pricing arrangements      45% of revenue
•
Expanded
guidelines
for
colon
&
endometrial
cancer
(+75,000 patients per year)
•
Breast and pancreatic expansion studies underway and will be completed in
FY16 (+90,000 patients per year)
Diversify
the Portfolio
•
Launched
7
new
products
(5
internal
and
2
acquired)
•
Published
and
presented
250
studies
•
First
FDA
approved
laboratory
developed
test
(BRACAnalysis
CDx™)
•
Obtained
Medicare
reimbursement
for
Prolaris
®
•
Completed 37 companion diagnostic deals
Increase International
Contribution
•
*
•
Launched
first
kit-based
product
(EndoPredict
®
)
•
Direct
presence
in
11
countries
and
distribution
in
50
countries
Grew international revenue by over 300%; exiting FY15 at     4% of revenue

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Our Strategic Imperatives to Achieve
Our FIVE-Year
Goals

Transition & Expand the
Hereditary Cancer Market
Increase International
Contribution
Diversify the Portfolio

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Our Strategic Imperatives to Achieve
Our FIVE-Year
Goals

Transition & Expand the
Hereditary Cancer Market
Increase International
Contribution
Diversify the Portfolio

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Hereditary Cancer Market Has Been More
Durable Than Investors Anticipated

Revenue has grown at
a 6% CAGR since FY13
•
Medicare price reduction
•
Higher Medicaid mix
•
Small private
payer reductions
Share loss concentrated in the
academic/genetic segment

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Future Landscape for Hereditary Cancer Market

Rapid transition to panels
Panels are standard of care with
minimal gene additions
Used primarily for breast
cancer patients
Broader guidelines and
additional cancers
CLIA regulated market
FDA regulated market
Public databases fraught with
errors; Myriad has substantial
variant classification advantage
Oncology     Preventive care
Preventive care >> Oncology
Oncology CDx
first then reflex
Marginal improvement in public
databases; Myriad dramatically
expands informatics advantages
CURRENT STATE:
FY20 STATE:

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. What are the Modeling Assumptions? 19 Market Growth? Pricing? Market Share?

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Sensitivity Analysis Predicts Continued Growth

Revenue in millions
Monte Carlo Simulation
Factor
Assumptions
Market
Growth
•
7%-15%
growth rate
Price
•
Price decline 0%-40%
•
Long-term contracts until
FY18 followed by…
•
FDA regulation
Market
Share
•
Incremental share loss
of 10% to 40%
•
Share
increase with
price decline

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Our Strategic Imperatives to Achieve
Our FIVE-Year
Goals

Transition & Expand the
Hereditary Cancer Market
Increase International
Contribution
Diversify the Portfolio

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Pipeline
Represents
Two-Thirds
of Opportunities

Under Development
Risk?
Diagnosis?
Prognosis?
Therapy?
Oncology
Preventive
Care
Urology
Dermatology
Neuroscience
Autoimmune
Currently
Marketed

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Industry Leading Pipeline Facilitates
Long-Term Growth

$10B
$8B
$10B+
Stage
3
REIMBURSEMENT
Stage
2
VALIDATION
Stage
1
DISCOVERY
•
myRisk
Hereditary Cancer
•
Prolaris
®
•
Vectra
DA
®
•
EndoPredict
®
•
BRACAnalysis
CDx™
1
•
Tumor BRACAnalysis
CDx
®
•
myPath
®
Melanoma
•
myPlan
®
Lung Cancer
•
myChoice
™
HRD (Platinum)
2
•
myChoice
HRD
™
(PARP)
3
•
myPlan
®
Renal Cancer
•
myPath
®
Bipolar
•
myPath
®
Pancreatic
Cancer
•
myPath
®
Psoriatic
Arthritis
•
myPath
®
Prostate
Cancer
•
myPath
®
Endometriosis
Total Addressable Market (TAM)
1
Ovarian Cancer, Breast Cancer, Pancreatic Cancer
2
Triple Negative Breast Cancer, HER2-
Breast Cancer
3
Ovarian Cancer, Breast Cancer, Pancreatic Cancer, Metastatic Prostate Cancer

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Increasing Research Investment Yields Substantial Scientific Output 24

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Increasing Research Investment Yields Substantial Scientific Output Pharma Spin-off 25

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. New Product Revenue >50% In FY20 26 Hereditary Cancer = 46% of Sales Stage 2 & 3 Products Only

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Realistic Market Penetration Will Meet
FY20 Goals

Global TAM
$6.0B
$1.5B
$3.0B
$6.0B
$0.8B
$0.4B
12%
13%
8%
4%
10%
13%
Market Penetration in FY20
*Assumes only markets outside the United States

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Our Strategic Imperatives to Achieve
Our FIVE-Year
Goals

Transition & Expand the
Hereditary Cancer Market
Increase International
Contribution
Diversify the Portfolio

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Refined Strategy to Reflect Unique International
Market

COUNTRIES
Near-Term
Growth:
EU6 + Canada
Long-Term
Growth:
Japan, China,
and Brazil
REFERENCE TESTS
DNA
(multiple
platforms):
Companion
Diagnostics
KITS
RNA
(platform
partner):
•
EndoPredict
•
Prolaris
•
myPlan
Lung
•
myPath
Melanoma
•
myPlan
Renal
Protein
(platform
partner):
•
Vectra DA
•
myPath
Bipolar
•
myPath
Pancreatic

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Worldwide Leader in Personalized Medicine
•
We are entering the golden age for
personalized medicine
•
We are pioneers of “research-driven”
and “education-centric” business
modeling for diagnostics
•
No company is better positioned to lead
this revolution in healthcare than Myriad
•
Our finest hour will be discovered in the
days ahead

31 Alec Ford President, Myriad Genetic Laboratories Hereditary Cancer Leadership Now and into the Future

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Maintain Strong Market Leadership Position

Small impact from competition two years post SCOTUS decision
Continued market leadership
Clinical Accuracy:
•
Analytical
accuracy
•
Interpretation
accuracy
•
Regulatory
capability
Continued market leadership
FUTURE DIFFERENTIATION
Product Leadership:
•
Most clinically
actionable panel
•
User
friendly
report
Commercial Breadth:
•
Community physician
education
and
support

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Growth has Continued Post-Competition 33

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Market Leader in Growing Areas of Hereditary
Cancer Market

1% CAGR
20% CAGR
(28%) CAGR
>95%
Market Share
50%
Market Share

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Increased Pricing Visibility With
Long-Term Pricing Arrangements

% of HC Business Under LT Contract
Change in ASP FY13 to FY15

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Future Landscape for Hereditary Cancer Market

Rapid transition to panels
Panels are standard of care with
minimal gene additions
Used primarily for breast
cancer patients
Broader guidelines and
additional cancers
CLIA regulated market
FDA regulated market
Public databases fraught with
errors; Myriad has substantial
variant classification advantage
Oncology     Preventive care
Preventive care >> Oncology
Oncology CDx
first then reflex
Marginal improvement in public
databases; Myriad dramatically
expands informatics advantages
CURRENT STATE:
FY20 STATE:

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Excellent Progress on myRisk
Conversion
and Market Expansion

Indication
Added Market
Potential
Guidelines
Colon
@5% risk
+$100M
40%
All Endometrial
+$150M
40%
Breast <60 yrs
+$150M
FY16
FY17
All Pancreatic
+$120M
FY17
FY17
MyRisk
Conversion
Sep.
2013
Sep.
2014
Sep.
2015
Sep.
2016
0%
50%
80%
Complete
Market Expansion >$500M
Contracting

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Differentiated Value in Hereditary Cancer 38 Clinical Accuracy Commercial Breadth Clinical Accuracy Product Leadership

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
100% Analytical Accuracy Requires
Tremendous Investment
POST AMPLIFICATION PROCESS
DNA EXTRACTION AND BATCH BUILD PROCESS
TARGETED GENE SELECTION

•
85,000 base pairs that need to be
100% correct
•
0% of samples meet quality
threshold after first run on NGS
platform
•
23 major pieces of equipment from
10 vendors
•
856 distinct steps required in
testing process
•
100 proprietary software
applications

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Interpretation Accuracy Impossible
With Public Databases

24,650 sequentially tested
patients at MYGN
2,017
unique
variants
34% of variants were not present in any
of the five major public databases
3%-14%
conflicting classification rate
within individual public databases
3% concordance with deleterious variants
in all five databases
VAIL STUDY

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Expanding Source of Competitive Advantage

Size of database
more than
doubles again
Number of
unique variants
has almost
doubled in last
two years
Informatics Advantage Expands Over the Next Five Years
2x
4.5x

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Economics of Inaccuracy: Potential Cost >$100K
Case Study:

MYRIAD RESULT:
Favors polymorphism based upon
Pheno
®
(MYGN method validated
to be >99.5% accurate)
Unnecessary Procedures
Breast MRIs: $33,950
Mastectomy: $61,573
Bilateral salpingo-oophorectomy: $6,300
VARIANT BRCA2 C.9006A>T
LAB 1
LAB 2
SCENARIO ONE
Negative
RESULTS:
SCENARIO TWO
POSITIVE
RESULTS:
COMPETITIVE LAB:
Likely pathogenic based upon
no evidence (ClinVar
entry)

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Analytical & Interpretation Standards Increase
With Additional Regulation

MYGN Requirements for
BRACAnalysis
CDx
FDA Approval
Analytical
Validation
>4,500 pages submitted to FDA
Clinical Validation
9 major studies
consisting of >6,000 patients
Quality
Systems
1,000 standard operating
procedures
Informatics
100 software
applications with 50,000 work
hours of validation for FDA
FDA Experience
First
ever laboratory developed test FDA
approved; planning multiple IDE submissions

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Differentiated Value in Hereditary Cancer 44 Clinical Accuracy Commercial Breadth Product Leadership Product Leadership

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Product Leadership Through the Most
Clinically Actionable Panel

19 of 25
genes in NCCN
guidelines
Prevalence
•
Prevalence of
actionable
mutations in the
tested population
of 1 in 200
patients per
gene
Clinically Actionable
•
Four or more peer reviewed publications
•
Published data on medical management
changes
Penetrance
•
2-
to 3-fold risk vs. general population
•
Absolute cancer risk >5%

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.

>50% of Patients Missed With Single
Syndrome Testing
41% -
Other breast
cancer genes
10% -
Genes historically not
associated with breast cancer
49% -
BRCA1 and BRCA2
50% of
Patients
Missed
Data based upon 28,000 patients

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Clear, Accurate and Trusted Reports
Actionable to
Physician and Patient
•
Clear plan for each
patient based upon
personal and family
history and genetic
testing results
•
Proprietary informatics
power report; 420,000
work hours required
to develop

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Differentiated Value in Hereditary Cancer 48 Clinical Accuracy Product Leadership Commercial Breadth

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
100% of Future Growth Derived From
Community Physicians
•
Market increasingly moving to
community setting
•
Community physicians need:
—
Substantial education and sales support
—
Extensive customer service and billing
—
Clinical support team
—
Only clinically actionable material
—
Easy to interpret report

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Expenses Necessary for Community Market
Total Cost >$2,500 per test
True cost of providing a
high-quality test in the
community segment for the
most efficient provider
Additional cost for a less
efficient, lower volume lab

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Maintain Strong Market Leadership Position

Small impact from competition two years post SCOTUS decision
Clinical Accuracy:
•
Analytical
accuracy
•
Interpretation
accuracy
•
Regulatory
capability
Continued market leadership
Product Leadership:
•
Most
clinically
actionable
panel
•
User-friendly
report
Commercial Breadth:
•
Community
physician
education
and
support

52 Lloyd Sanders General Manager of Oncology Pioneering Companion Diagnostics for DNA Damaging Agents

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Pioneering Companion Diagnostics for DNA
Damaging Agents

$6B
Global
Market
Opportunity
•
FY16-FY20
Positioned to be the market leader in
CDx
for DNA damaging agents
Key Advantages in
CDx
Market
•
Reimbursement
•
Adoption
Curve
•
Barriers
to
Entry
•
Co-Promotion
Proven Capability
•
BRACAnalysis
CDx
in
Ovarian Cancer
Pioneering
Discoveries
•
myChoice
HRD

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
$6B Global Market Developing Over Next 5
Years
Global Market = 1.4M patients or $6.0b*
Neoadjuvant
BC
(143,000)
Neoadjuvant
BC
(143,000)
Pancreatic
(102,000)
Pancreatic
(102,000)
Ovarian
(58,000)
Ovarian
(58,000)
Platinum in
TNBC
(95,000)
Platinum in
TNBC
(95,000)
Platinum in
Her2-BC
(120,000)
Platinum in
Her2-BC
(120,000)
Metastatic
BC
(107,000)
Metastatic
BC
(107,000)
Metastatic
Prostate
(80,000)
Metastatic
Prostate
(80,000)
Adjuvant BC
(194,000)
Adjuvant BC
(194,000)
Colon
(278,000)
Gastric
(114,000)
Head &
Neck
(50,000)
Colon
(278,000)
Gastric
(114,000)
Head &
Neck
(50,000)
FY15
FY16
FY17
FY18
FY19
FY20

*Includes U.S., Canada and EU6

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Uniquely Positioned To Provide
Comprehensive Testing

37%
Breast Cancer Example
Indicated
for
both
HC
and
CDx Indication
Indicated
for
a
Companion
Diagnostic

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Companion Diagnostic Market Dynamics Offer
Advantages
Barrier to Market Entry
•
FDA approval demonstrates high
quality; supports FDA test utilization
Speed to Market
•
Reimbursement is very quick following
FDA approval
•
Increased promotional activity –
pharma
partner
•
Adoption curve is “pharmaceutical-like”
vs. traditional diagnostic

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Unique Core Competencies Provide
Sustainable Advantage

MYGN Unique
Capabilities
Intellectual
Property
Proven Regulatory
Capabilities
Global
Distribution
Complete Portfolio
of Products
Key Partnerships
in Pharma
&
Biotech
Proprietary
Informatics
& Database

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
% Positive
(Ovarian)
15%
22%
48%
Sample
Blood
Tumor
Tumor
Biomarkers
BRCA1&2
Tumor BRCA1&2
Genome-wide
assessment
of DNA scar associated
Intellectual
Property
Database, process,
bioinformatics
Database, process,
bioinformatics
Currently
Marketed
FDA approved
Yes, marketed in
Europe only
platinum drugs planned in
Fall CY16
Only Company With a Complete Suite of Products

MYGN
has
IP
on
three
proprietary
technologies
(LOH,
TAI,
&
LST)

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Extensive Collaborations With >22 Clinical
Studies

Partner
Indications
Tests
AstraZeneca
(Lynparza™)
Ovarian, Metastatic BC,
Neoadjuvant
BC, Adjuvant BC,
Pancreatic, Prostate,
Gastric
Medivation
(talazoparib)
Metastatic BC,
Pancreatic
TESARO
(niraparib)
Ovarian, Metastatic
BC
AbbVie
(veliparib)
Metastatic BC, Ovarian
Platinum
Drugs
Ovarian, TNBC, HER2-
BC
More than 22 clinical studies underway at key
academic centers

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Highly Successful Launch of
BRACAnalysis
CDx
in Ovarian Cancer
•
FDA approval Dec. 19, 2014
for BRACAnalysis
CDx
as a
companion diagnostic
•
AZN and MYGN sales forces
co-promoting the test
60
> 40% growth in
ovarian cancer
volume since the
launch of
BRACAnalysis
CDx

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 61 Pioneering Discoveries For Assessing Genomic Instability

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Pioneering Discovery For Assessing Genomic
Instability
DNA Repair Pathway
54,000 snapshots
of
tumor DNA
Three proprietary
technologies
(LOH, TAI, LST)
Produces a quantifiable score:
Each component is derived from an
algorithmic calculation.  The final
score is the sum of the LOH+TAI+LST
scores: (0-100)

Copyright
©
2015
Myriad
Genetics,
Inc.,
all
rights
reserved.
www.Myriad.com.
Only the Combination of all Three
Technologies Gives you a Complete Picture

Odds ratio of predicting pCR
for
myChoice HRD is 5.5
All 3 Technologies Required
LST
odds ratio = 4.7
TAI
odds ratio = 2.8
LOH
odds ratio = 3.3

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
myChoice
HRD TNBC Platinum Indication
Represents $400 Million Global TAM

Treatment with
Platinum Agents
Treatment with
Standard Chemo
TNBC: 95,000
patients globally
HRD
NEGATIVE
HRD
POSITIVE

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Five Studies Demonstrate myChoice
HRD
Clinical Utility in TNBC
Based upon pooled analysis from five statistically
significant studies comprising a total of 267 patients

Over 5-fold increase in
patients with
pathological complete
response

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Major Milestones Occurring in FY16
•
Laboratory:
–
Completion of FDA laboratories for Tumor
BRACAnalysis
CDx
and myChoice
HRD
•
Regulatory:
–
IDE submissions for Tumor BRACAnalysis
CDx
and myChoice
HRD
–
PMA submission for myChoice
HRD
•
Clinical:
–
TESARO NOVA study results: myChoice
HRD and niraparib
–
Final validation study completed for
myChoice
HRD for platinum in TNBC
–
Additional trials in new cancer indications
with PARP inhibitors

Early access launch
for myChoice
HRD in
Fall of 2015

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Sensitivity Analysis Predicts Strong
Growth

Revenue in millions
Monte Carlo Simulation
Factor
Assumptions
Growth
•
U.S. TAM between
$500M and $1.5B
•
International mix
between 5% and 20%
•
Market penetration
between 15% and 25%

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Pioneering Companion Diagnostics for DNA
Damaging Agents

$6B Global Market
Opportunity
•
FY16-FY20
Positioned  to be the market leader in
CDx
for DNA damaging agents
Key Advantages in
CDx
Market
•
Reimbursement
•
Adoption Curve
•
Barriers to Entry
•
Co-Promotion
Proven Capability
•
BRACAnalysis
CDx
in
Ovarian Cancer
Pioneering Discoveries
•
myChoice
HRD

Bernie Tobin 69 President, Crescendo Bioscience Autoimmune Market Represents the Next Frontier in Personalized Medicine

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Autoimmune Market Is An Incredible
Opportunity

Market Opportunity
•
Autoimmune market
represents blue ocean
•
Medicare
reimbursement
•
Solid plan for
expanding private
coverage
Positioned for market success
in autoimmune
Key Advantages
•
Vectra DA validation
•
Highly predictive
Commercial Breadth
and Depth
•
Re-accelerating
growth
•
Physician adoption
•
Improved logistics
•
Practice integration

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Substantial Opportunity in Blue Ocean
Autoimmune Market
•
Vectra DA for rheumatoid
arthritis is initial foray into
autoimmune market
•
Additional segments of this
market are equally compelling
•
Initiated discovery work on
psoriatic arthritis

Juvenile
Arthritis
600,000*
Psoriatic
Arthritis
2,500,000*
Ankylosing
Spondylitis
2,200,000*
Rheumatoid Arthritis
(current market)
3,000,000 patients*
Companion Dx
15 current collaborations with
major pharmaceutical companies
*Prevalence numbers for U.S., Canada and EU6 markets only (Source: Datamonitor);

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Clinical Validity and Utility of Vectra DA Demonstrated In Numerous Published Studies 72

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
7x
Relative Risk
Low
(<30)
p = 0.008
Vectra DA Score at Baseline
SWEFOT: Vectra DA Score Highly Predictive
of Radiographic Progression
•
235 patient
SWEFOT study
•
Gold standard endpoint
of radiographic
progression at one year
•
Vectra score highly
correlated to patient
outcomes
High
(>44)
Moderate
(30-44)

Hambardzumyan, K, et al, Annals of the Rheumatic Diseases 2014. doi:10.1136/annrheumdis-2013-204986
*% Patients with
SHS >5  BL to year 1

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Strategy to Reaccelerate Growth
INITIATIVE
PROGRESS TO DATE
Clarity and focus on selling message
Initiated in Q3 FY15
Increased focus on direct-to-patient
marketing
Initiated in Q1 FY16
Studies to provide additional data on
clinical interpretation
Completion in FY16
Driving depth and breadth in
Medicare market
Initiated in Q4 FY15

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Driving Depth and Breadth in Medicare Market

Breadth of Use
Among Doctors
Depth in the Patient Population
Per Using Physician
~40% of rheumatologists
use the test
11 patients tested per
using physician per month
(~9% of patients seen)

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Driving Breadth: Easier Logistics via National
Lab Contract
•
We have contracted with LabCorp
to use
their national network of 1,700 Patient
Service Centers (PSCs) to collect patient
blood samples beginning Aug. 31, 2015
–
24% of the rheumatology market does
not have in-office blood collection
facilities
–
28% of rheumatologists cite blood draw
logistical issues as a major barrier to
ordering more Vectra DA tests
–
37% of rheumatologists said they would
order more Vectra DA tests, if their
patients could go to a LabCorp
PSC

1,700
Patient Service Centers

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Driving Depth: Practice Integration Pilot
•
Multi-specialty clinic in North
Carolina with 342 rheumatoid
arthritis patients
•
Physician goal: minimize staff
time on the phone,
communicating lab results
•
86% patient opt-in rate for PI,
and 100% patient satisfaction
rate
•
Quarterly increase of 37% in
volume; 33% of incremental
assays came from new patients

Case Study:
Practice Integration
PI
a trial program at certain
doctor’s offices to have test
results prior
to patient visit
TEST RESULTS
PATIENT VISIT
Critical to expanding utilization in
certain practices
PHYSICIAN
REVIEW

Vectra DA Has Returned to Growth In the Last
Two Quarters

12%
sequential
volume growth
Prior to initiation of
current strategy
Post initiation of
current strategy
Tests in Thousands
33%
CAGR
Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Executing Plan to Expand Private Payer
Coverage in the Future

Data Mining
FY16
Retrospective Study
FY17
Prospective Study
FY18
% of
private
payer
covered
lives
Private Payer Feedback Suggests More Clinical Utility Data Required
Distribution of private payers’ data requests

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Expanded Coverage Will Drive
Significant Leverage

Current Medicare reimbursement level ~$570
Gross profit
per test
Gross profit
per test
COGS per test
COGS per test
Expanded
private payer
coverage
Increased
efficiencies

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Sensitivity Analysis Predicts Strong
Growth

Revenue in millions
Monte Carlo Simulation
Factor
Assumptions
Growth
•
15%-30%
growth rate
•
4%-10% market
penetration
Coverage
•
80%-100% payer
coverage

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Autoimmune Market Represents the
Next Frontier in Personalized Medicine
•
Autoimmune market is an
incredible opportunity
•
Vectra DA is an outstanding
product, supported by robust
science
•
Current Vectra DA reimbursement
under Medicare supports over
$600M in sales
•
Penetration of Medicare market
and expansion of private payer
coverage will be two key drivers of
growth

83 Nicole Lambert General Manager of Urology Making Prolaris Standard of Care in Urology

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Significant Unmet Need In Prostate Cancer
Treatment

Market Opportunity
•
Substantial unmet
clinical need
•
Expanded Medicare
coverage based on
additional clinical data
Key Advantages
•
Pioneering science
differentiation based
on gold standard
endpoints
•
Definitive active
surveillance threshold
•
Unmatched clinical
utility data
Commercial Breadth
and Depth
•
Largest urology sales
force in diagnostics
•
Increased physician
adoption
•
Increased test
utilization
Positioned to become standard of care in
the prostate cancer prognostic market

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Most Prostate Cancer Patients
Inappropriately Treated

AUA
Low-Risk
Patients
Overtreatment
Problem
AUA
High-Risk
Patients
Undertreatment
Problem
TREATMENT PARADIGM
RESULTS WITHOUT
IMPROVED TOOLS
Most low-risk patients
have a low risk of prostate-
specific mortality
Yet the vast majority
are treated upfront
More than half will
experience biochemical
recurrence with single-
modality treatment alone
Yet the majority do not
receive multi-modality
treatment
AUA
Intermediate Risk
Patients

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 86 Prolaris is Best Positioned to Solve This Need

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Prolaris
Is the Only Test Validated Against
Meaningful Clinical Endpoints

PUBLICATION
SAMPLE
TYPE
PATIENTS
OUTCOME
Cuzick
2011
RP
353
HR = 1.89 per unit Prolaris
score,
p=5.6x10
-9
Cuzick
2011 (cohort 2)
TURP
337
HR = 2.92, p=6.1x10
-22
Cuzick
2012
Biopsy
349
HR = 2.02, p=8.6x10
-10
Cooperberg
2013
RP
413
HR = 2.10, p=2.2x10
-6
Freeland 2013
Biopsy
141
HR = 2.55, p=0.0017
Bishoff
2014
Biopsy
582
HR = 1.6, p=2.4x10
-7
Bishoff
2014
Biopsy
582
HR = 5.35, p=2.1x10
-8
Cuzick
2015
Biopsy
757
HR = 2.32, p<10
-17
PROCEDE
500
Biopsy
305
Changed treatment
plans 65% of
the time 40%
25%
PROCEDE
1,000
Biopsy
1,206
Changed treatment
plans 48% of
the time 35%
13%

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Prolaris
Has Substantially Stronger Prognostic
Power Than Traditional Pathology

(p<1.5x10-4)
(p<2.1x10-7)
(p<3.7x10-15)
Gleason
PSA
Prediction of Prostate Cancer Death
of the prognostic power in the
Prolaris CCR score is derived by
the independent
predictive power
of the Prolaris
test
Prolaris
>60%
Predicting Gleason
score is not enough

The Definitive Active Surveillance Threshold Is a Unique Differentiator Only Myriad Can Provide 89 AS Threshold 60% of patients below the active surveillance threshold 3% risk of PCSM 20% risk of PCSM

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Redesigned Report Provides Clear and
Actionable Results

Modification
of pathology
assessment
Definitive cut-off
for which patients
are eligible for
active surveillance

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
W
I
T
H
P
R
O
L
A
R
I
S
A
S
T
H
R
E
S
H
O
L
D
I
N
I
T
I
A
L
W
I
T
H
P
R
O
L
A
R
I
S
Unmatched Impact on Physician
Treatment Decisions

AUA Low
Active
Surveillance
Treatment
40%
60%
69%
31%
92%
8%
AUA
Intermediate
Active
Surveillance
Treatment
8%
92%
27%
73%
27%
73%

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Drives Substantial Economic Value for the Healthcare System 92 $2,850 saved per patient tested

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 93 Superior Data Are Driving Market Expansion and Growth

Significant Volume Growth From Breadth and
Depth of Customer Base
•
Test utilization increased 20% throughout FY16 while ordering physicians increased 47%

PROCEDE
1,000 Stops
Enrolling
Copyright
©
2015
Myriad
Genetics,
Inc.,
all
rights
reserved.
www.Myriad.com.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Focused Plan to Increase Coverage for Prolaris

CURRENT MEDICARE COVERAGE:
Professional guidelines
Retrospective safety data
Prospective clinical data
Medicare precedent
NCCN guidelines
Health economic data
Low/Very Low Medicare
Medicare Advantage
EXPAND MEDICARE COVERAGE:
EXPAND PRIVATE PAYER COVERAGE:

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Focused Plan to Increase Coverage for Prolaris

•
Positive coverage decision from Tufts Health Plan
•
Payer thought-leader in the Northeast represents over one million lives
•
Covers all patients with localized prostate cancer
•
Value-based agreement
•
Assessed on % of patients choosing Active Surveillance
•
Takes
advantage
of
the
unique
Prolaris
Active
Surveillance
threshold
•
Approach can not be matched by other competitors and provides template for additional contracts

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Sensitivity Analysis Predicts Strong
Growth

Revenue in millions
Monte Carlo Simulation
Factor
Assumptions
Market
Growth
•
30%-50%
growth rate
•
30%-60% market
penetration
•
5%-20% international
mix
Coverage
•
80%-100% payer
coverage
Market
Share
•
50%-80% market
share

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Significant Unmet Need In Prostate Cancer
Treatment

Market Opportunity
•
Substantial unmet
clinical need
•
Expanded Medicare
coverage based on
additional clinical data
Key Advantages
•
Pioneering science
differentiation based
on gold standard
endpoints
•
Definitive active
surveillance threshold
•
Unmatched clinical
utility data
Commercial Breadth
and Depth
•
Largest urology sales
force in diagnostics
•
Increased physician
adoption
•
Increased test
utilization
Positioned to become standard of care in
the prostate cancer prognostic market

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
BREAK

1
1
2
2
3
3
4
4
5
5
6
6
7
7
8
8
9
9
10
10

Vicki Fish 100 General Manager of Dermatology Transforming Melanoma Diagnosis Through Pioneering Science

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Revolutionizing Melanoma Diagnosis

Positioned to become market leader in
melanoma diagnostics
Market Opportunity
•
Significant unmet
clinical need
•
Ability to impact
physician decision
making
•
Substantial
economic value
Key Advantages
•
Pioneering science
•
Extensively validated
approach
•
One of the most
accurate cancer
diagnostics ever
developed
Commercial Breadth
and Depth
•
Significant physician
adoption
•
Increasing utilization

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Early and Accurate Diagnosis Critical to Survival 102

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Traditional Melanoma Diagnosis is
Highly Subjective
15% to 47% discordance in peer reviewed literature

STUDY
N
DISCORDANCE
Cerroni
et al
57
47%
Hawryluk
et al
478
35%
Piepkorn
et al
149
46%
Gerami
et al
24
30%
Veenhuizen
et al
1,069
15%
Shoo et al
392
15%
Lodha
et al
178
25%
Farmer et al
37
35%
Overall
2,384
31%

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
430,000 Patients Receive Indeterminate Results

Possible
Under-
Treatment
Possible
Over-
Treatment
3.0 Million
Skin Biopsies for
Melanoma Per Year*
15%
Discordance
430,000
Indeterminate
Cases
*Includes major European countries, U.S. and Canada

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Costs Increase Dramatically for Later
Stage Disease

Localized
Melanoma
Regional
Melanoma
Distant
Melanoma
Average
10-Year
Cost per Patient
$15,612
$29,033
$210,281
>10x
increase in costs
Undertreatment
•
Patient only
receives monitoring
•
Recurrence as later
stage melanoma
•
Reduction in
survival as disease
progresses
•
Significantly higher
cost to treat
Overtreatment
•
Psychological
implications
•
Highly invasive
surgery
•
Follow-on care
•
Permanent scarring
•
Unnecessary
comorbidities
(infection, nerve
damage, etc.)
INACCURATE DIAGNOSIS

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
myPath
Melanoma: The Solution
•
23 gene mRNA expression panel
(13 genes tied to immune function,
1 gene tied to cell differentiation,
5 genes tied to cell signaling)
•
Unique approach uses information
from inside and outside the cell
•
Validated in sample cohorts
containing all melanoma and benign
nevus subtypes
•
Demonstrated to be highly accurate
at differentiating melanoma from
benign skin lesions

Melanoma
Diagnosis Score
1 Gene
Cell
Differentiation
5 Genes
Cell
Signaling
8 Genes
Immune
Group
9 Genes
Housekeepers

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
One of the Most Accurate Cancer
Diagnostics Ever

Clinical Validation 1 (N=437)
Clinical Validation 2 (N=736)
Diagnostic Accuracy = 90%
90% sensitivity
91% specificity
AUC = 0.96
Diagnostic Accuracy = 92%
92% sensitivity
93% specificity
AUC = 0.95

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
myPath
Melanoma Led to a Significant
Increase in Diagnostic Confidence

80%
38%
Pre-Test
Post-Test
9%
22%
Pre-Test
Post-Test
11%
41%
Pre-Test
Post-Test
Indeterminate Diagnosis
Malignant Diagnosis
Benign Diagnosis
>50% reduction in
indeterminate results
2.4x increase in diagnostic
confidence
3.7x increase in diagnostic
confidence

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Drives Substantial Economic Value for the
Healthcare System

$776
$1,462
$333
$2,519
$1,500
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Initial Pathology
Cost Savings
Additional Initial
Treatment Costs
Cost Savings on
Advanced
Treatment
Cost of Test
Net Impact
$1,500 saved
per patient
tested

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
18% of Dermatopathologists
Have Used
myPath
Melanoma

0
2,000
4,000
6,000
8,000
10,000
FY14
FY15
Tests Performed
18% of U.S.
dermatopathologists
have ordered
myPath
Melanoma

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Reimbursement Dossier Complete and
Awaiting Publication

DOSSIER
REQUIREMENT
# OF STUDIES
COMPLETE
PUBLICATION STATUS
Analytical
Validation
1
Published
in Biomarkers in Medicine
Clinical Validation
5
1  Published
in Journal of Cutaneous
Pathology
4
Pending publication
Clinical Utility
3
3 Pending publication
Health Economic
Model
1
Published in Journal of Medical
Economics
Guidelines/ Consensus
Statement
1
1 Pending publication

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Sensitivity Analysis Predicts Strong
Growth

Revenue in millions
Monte Carlo Simulation
Factor
Assumptions
Market
Growth
•
30%-50%
growth rate
•
5%-13% market
penetration
•
5%-15% international
mix
Price
•
80%-100% payer
coverage
$0
$76
$44
$108
$0
$25
$50
$75
$100
$125
FY15
FY20
Average Outcome
Lower Bound of CI
Upper Bound of CI

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Revolutionizing Melanoma Diagnosis

Positioned to become market leader in
melanoma diagnostics
Market Opportunity
•
Significant unmet
clinical need
•
Ability to impact
physician decision
making
•
Substantial
economic value
Key Advantages
•
Pioneering science
•
Extensively validated
approach
•
One of the most
accurate cancer
diagnostics ever
developed
Commercial Breadth
and Depth
•
Significant physician
adoption
•
Increasing utilization

Jerry Lanchbury 114 Chief Scientific Officer Industry Leading Pipeline to Ensure Growth Opportunities

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Promising Early-Stage Pipeline Opportunities

Substantial
market
opportunity
Ability to leverage
existing sales channels
Outstanding
early discovery
data
Strong clinical need
for the product
Utilize existing DNA, RNA
and protein expertise
myPath
Bipolar
myPath
Prostate Cancer
myPath
Pancreatic Cancer
myPlan
Renal Cancer

Increasing Research Investment Yields Substantial Scientific Output 116 Pharma Spin-off Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Industry Leading Pipeline Facilitates
Long-Term Growth
$10B
$8B
$10B+
Stage
3
REIMBURSEMENT
Stage
2
VALIDATION
Stage
1
DISCOVERY
•
myRisk
•
Prolaris
•
Vectra
DA
•
EndoPredict
•
BRACAnalysis
CDx
1
•
Tumor BRACAnalysis
CDx
•
myPath
Melanoma
•
myPlan
Lung Cancer
•
myChoice
HRD (Platinum)
2
•
myChoice
HRD
(PARP)
3
•
myPlan
Renal Cancer
•
myPath Bipolar
•
myPath Pancreatic Cancer
•
myPath Psoriatic Arthritis
•
myPath Prostate Cancer
•
myPath
Endometriosis
Total Addressable Market (TAM)
1
Ovarian Cancer, Breast Cancer, Pancreatic Cancer
2
Triple Negative Breast Cancer, HER2-
Breast Cancer
3
Ovarian Cancer, Breast Cancer, Pancreatic Cancer, Metastatic Prostate Cancer

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 118 Renal Cancer

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Groundbreaking Science Uncovers Broadly
Applicable Signature for Cancer Prognosis
•
Cell cycle progression (CCP) genes have demonstrated broad utility as a cancer prognostic
•
Now validated in prostate, lung, breast and renal cancers
•
Whole transcriptome
analysis shows CCP genes are the only
relevant expression targets for multiple cancers

*Corrected for the impact of CCP
Non-CCP Genes*
CCP Genes
p
Value
1.0
0.34
0.05
0.04
2x10
-7
Ability to Predict Metastases in Renal Cancer
STATISTICALLY INSIGNIFICANT
STATISTICALLY SIGNIFICANT

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Substantial Clinical Need for Renal
Cancer Prognostic

Higher risk of significant complications
including ESRD, need for dialysis, etc.
NEPHRECTOMY
PARTIAL
NEPHRECTOMY
ACTIVE
SURVEILLANCE
•
Trend toward less invasive therapy
•
Five-year survival for stage 1 and stage 2 disease >75%
•
No existing tools to differentiate low/high-risk patients
•
90,000
patients
diagnosed
with
localized
disease
$300M
global
market opportunity

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Excellent Prognostic Power Shown
in Training Data
•
Panel of 31 cell cycle
progression genes and 15
control genes (same as Prolaris)
•
Training study completed with
localized renal cancer
•
Panel was highly statistically
significant at predicting 5-year
risk of metastases; odds ratio of
3.89, p value of 0.0072

* Case control study in high risk population

First Look at myPlan
Renal Validation Data

44% of
patients have
less than a 3%
risk of 5-year
disease
mortality
•
Hazard ratio = 3.00,
p value = 1.4x10
-6
•
Next steps: present
and publish first
validation; second
validation will be
completed and
presented by 4Q16
Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 124 Bipolar

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
70% of Bipolar Patients Initially Misdiagnosed
Symptoms of bipolar disorder and major depression
are almost exactly the same

BIPOLAR
DISORDER
•
Fatigue
•
Feelings of
worthlessness
•
Impaired concentration
•
Insomnia or hypersomnia
•
Diminished interest
in activities
•
Thoughts of suicide
•
Weight gain/loss
•
Mania
MAJOR
DEPRESSIVE
DISORDER
•
Fatigue
•
Feelings of
worthlessness
•
Impaired concentration
•
Insomnia or hypersomnia
•
Diminished interest
in activities
•
Thoughts of suicide
•
Weight gain/loss

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Cost of Misdiagnosis is Substantial
•
Over 20 million patients
per year present
with symptoms consistent with major
depressive disorder (MDD) or bipolar
disorder (BP)
•
90% of patients are diagnosed by primary
care
physicians
•
Bipolar patients do not respond to first-line
or subsequent therapeutics for MDD
•
MDD anti-depressive therapeutics can
trigger manic psychosis
in a subset of
BP patients
•
BP symptoms are 6th leading cause of
disability
in 15-44 age group
•
Economic impact
of improperly treated BP
in U.S. is $72B annually

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Outstanding Early Data Show Ability to
Differentiate Bipolar from Major Depression

96%
AUC in
Training Set
•
Multimarket proteomic assay run
on Myriad-RBM Luminex
platform
•
Consists of 18 protein analytes
from blood
•
Discovery completed in 150 well-
characterized BD1 and MDD
samples
•
Next steps: Validation study
sponsored by Myriad and
partnered with 3 major medical
centers; will enroll
300 patients
beginning mid-FY16
BIPOLAR
DISORDER
MAJOR
DEPRESSIVE
DISORDER

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 128 Pancreatic

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Early Detection of Pancreatic Cancer Crucial
to Survival
•
5-year survival only 7%
•
Symptoms are vague and often
misconstrued with other health
issues
•
Most early-stage patients
diagnosed through unrelated
imaging procedures
•
Only 15% of patients diagnosed
with localized/resectable
disease
•
102,000 new diagnoses annually

Urgent need for an early detection diagnostic
Five-Year Survival by Stage for
Pancreatic Cancer
Most patients currently
diagnosed with late-
stage disease

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Promising Early Data on myPath
Pancreatic Cancer
•
136 patient study comparing 42 early-
stage pancreatic cancer cases to 94
healthy controls and patients with
chronic pancreatitis
•
92% AUC when diagnosing early stage
pancreatic cancer
•
Next steps: finalize biomarker set in
FY16

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 131 Prostate Cancer

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Proof of Principle Established for Urine-Based
Cancer Detection
•
Significant need to diagnose
urological cancers at an earlier
stage (prostate, kidney and
bladder cancer)
•
Discovery study evaluated 139
tumor samples
•
Proprietary assay was able to
differentiate patients with cancer
from healthy controls
•
Next steps: application of
technology to prostate cancer

0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1-
Specificity
Diagnostic Accuracy = 90%
85% sensitivity
96% specificity
AUC = 0.93

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Pioneering Research Fuels Industry
Leading Pipeline
•
Uniquely positioned to use all molecular diagnostic tools (DNA,
RNA, proteins) for research and development
•
Scientific output has increased >20x since FY09
140 publications per year
•
Breakthrough thinking drives discovery engine
–
Broadly applicable cancer prognosis signature
–
Proprietary cancer pathway (myChoice
HRD) test vs. gene panels
–
Addition of immune response genes for diagnosis
–
Complex multiplex protein signatures
–
Signatures combining DNA, RNA and proteins

134 Gary King Executive Vice President of International Operations Expanding Our Horizons in International Markets

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Incredible Growth Opportunity in International
Markets

Complex reference laboratory tests, companion diagnostics and high-
value kits are most significant long-term growth drivers
Market Opportunity
•
60% of the global
market is outside of
the United States
(O.U.S.)
•
4% of revenue O.U.S.
today; goal to reach
10% by FY20
Commercial Breadth
and Depth
•
Expanding
reimbursement
•
Expand current
products to kits
Key Advantages
•
High complexity
reference lab tests
•
Companion diagnostic
partnerships
•
Kit-based strategy

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Total Available Market (TAM) in 10 Major
International Markets > U.S.

29%
20%
40%
Long-Term
Opportunity:
>70%
of
U.S. Market
Source: European Federation for Pharmaceutical Industry
IFPMA Facts & Figures 2012
EU6 + Canada
Near Term
Opportunity:
50%
of U.S. Market

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Key Learnings
Drive Strategic Review

KEY LEARNING
STRATEGY
Laboratories are captive
within institutions
1.
Emphasize
reference tests that are too complex for
institutional laboratories (myRisk
and CDx)
2.
Develop proprietary test kits for distribution to
institutional laboratories
Lengthy
reimbursement
throughout Europe
1.
Acquire
German clinic
2.
Emphasize health economic studies
3.
Incentivize KOL involvement with kit format

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Refined Strategy to Reflect Differences in
International Market

COUNTRIES
Near-Term
Growth:
EU6 + Canada
Long-Term
Growth:
Japan, China,
and Brazil
REFERENCE TESTS
DNA
(multiple
platforms):
Companion
Diagnostics
KITS
RNA
(platform
partner):
•
EndoPredict
•
Prolaris
•
myPlan
Lung
•
myPath
Melanoma
•
myPlan
Renal
Protein
(platform
partner):
•
Vectra DA
•
myPath
Bipolar
•
myPath
Pancreatic

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Hereditary Cancer Expansion in Europe

•
European
market
increasingly
moving
to
myRisk
Hereditary
Cancer;
myRisk
was 32% of hereditary cancer revenue in the 4Q15 compared
to 23% in the 4Q14
•
Complexity of large panel tests is beyond the capability of most small, decentralized labs
•
Beginning discussions with German hospital/physician networks following the acquisition of MVZ clinic in 3Q15; potential for positive impact in German market in 2H16 and beyond
•
Many private healthcare systems in major European countries now cover myRisk
Hereditary Cancer

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
International Companion
Diagnostic Opportunity

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Companion Dx
Opportunity O.U.S. = $3B TAM

FY15
FY16
FY17
FY18
FY19
FY20
Tumor
BRACAnalysis
CDx
Launch
Japan, China & ROW
Ovarian
Cancer
(30,000)
Major country
reimbursement for
Lynparza
Platinum in
TNBC
(55,000)
Platinum in
HER2-
BC
(65,000)
PARPs
in Breast
Cancer
(200,000)
PARPs in
Metastatic
Prostate
Cancer
(40,000)
PARPs
in Pancreatic
Cancer
(57,000)
Focus on EU6 and Canada

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Progress with Lynparza
Launch in Europe

Country
Status
France
Launched
and reimbursed using temporary system
starting in March, final negotiations underway
Germany
Launched in June; G-BA assessment ongoing
Denmark/Luxembourg
Launched and reimbursed since June
Sweden/Netherlands
National
reimbursement review completed; awaiting
decision
Italy,
UK,
Spain,
Belgium,
Portugal,
Norway
National
reimbursement review process ongoing

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Kit-Based Strategy 143

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
14.6%
49.4%
80.6%
4.9%
31.2%
EndoPredict
Increases Low-Risk Group
by 340% Without Increasing Risk

1,702 Patients Classified
By Pathology
Intermediate Patients
Re-Classified With EndoPredict
HIGH -
45%
INT. -
10%
LOW -
5%
LOW -
5%
HIGH -
20%

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
EndoPredict
Validates Kit-Based Model
•
Over 40 worldwide sites using
EndoPredict
•
Substantial preference for
in-house testing and
economic sharing
•
Faster path to reimbursement;
ability to utilize local
stakeholders as advocates
•
Attractive financial model
given stickiness of testing
once account is established

7 additional installations ROW

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. A Number of Myriad Products Are Conducive to Kits 146 RNA Expression Protein In discussions with potential partners

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Expanded Reimbursement Will Drive Increased
International Growth

YEAR
FY16
FY17
FY18
FY19
FY20
Hereditary Cancer
Tumor BRACAnalysis
CDx
Major country
reimbursement
throughout FY16
myChoice
HRD
First PARP using
HRD
EndoPredict
Germnay
PMI
UK PMI/NHS
Switzerland
Germany GBA
Canada
France
Prolaris
Switzerland
UK PMI
Germany
PMI
UK NHS
France
Germany GBA
Canada
myPath
Melanoma
Germany PMI
UK PMI
Germany
GBA
Canada
Switzerland
France
No Reimbursement
Low Reimbursement
Broad Reimbursement

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
10% of Global Revenue From International
Markets by FY20

Goal to have
international product
revenue comprise
10% of sales by FY20

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Incredible Growth Opportunity in International
Markets

Complex reference laboratory tests, companion diagnostics and high-
value kits are most significant long-term growth drivers
Market Opportunity
•
60% of the global
market is outside of
the United States
(O.U.S.)
•
4% of revenue O.U.S.
today; goal to reach
10% by FY20
Commercial Breadth
and Depth
•
Expanding
reimbursement
•
Expand current
products to kits
Key Advantages
•
High complexity
reference lab tests
•
Companion diagnostic
partnerships
•
Kit-based strategy

150 Bryan Riggsbee Chief Financial Officer Five-Year Outlook: Increased Growth and Financial Leverage

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
5-Year Outlook: Increased Growth and Financial
Leverage

•
Hereditary cancer
growing low single digits
•
Significant diversification
from product pipeline
•
International becomes
larger contributor
>30%
Op
Margins
7 Products
>$50M
>10% Revenue
Growth CAGR
>10% of Revenue
from International
•
Majority of investments
are completed
•
Meaningful operating
margin improvement as
new products obtain
reimbursement
•
Prioritize internal R&D
•
Pursue accretive M&A
•
Continue opportunistic
share repurchase
Maximizing
LT Shareholder Value
Revenue Growth
Operating Leverage

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
5-Year Outlook: Increased Growth and Financial
Leverage

Maximizing
LT Shareholder
Value
Revenue
Growth
Operating
Leverage

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Assumptions for FY16 Guidance
DOWNSIDE RISKS
BASE CASE FOR GUIDANCE
UPSIDE POTENTIAL
•
Hereditary
cancer market
losses > market growth
•
Hereditary cancer
revenue
of $638 to $649 million
•
Hereditary cancer
market losses <
market growth
•
Impact
from
expanded
payer
coverage
for colon and endometrial cancer
•
Vectra DA revenue of $50
to $55 million
•
Expanded private payer coverage
•
Medicare
reimbursement
starting later than
October 1, 2015
•
Prolaris
revenue of $10 to
$12 million
•
Private payer coverage
•
Medicare
reimbursement prior to
October 1, 2015
•
Expanded Medicare coverage
•
Pharmaceutical and Clinical
Services revenue of $40M
•
Other revenue of $12 to
$14 million
•
Reimbursement for EndoPredict,
Tumor
BRACAnalysis
CDx, myPath
Melanoma or myPlan
Lung Cancer
FY16 Guidance Covered in August

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Myriad Meets 5-Year Revenue Growth Target
At Lower End of Sensitivity Analysis

Revenue in millions
Monte Carlo Simulation
Factor
Assumptions
Hereditary
Cancer
•
Revenue of $554 to
$922 million
CDx
•
Revenue of $122 to
$364 million
Vectra DA
•
Revenue of $161 to
$335 million
Prolaris
•
Revenue of $112 to
$264 million
myPath
Melanoma
•
Revenue of $44 to
$108 million

New Products Represent >50%
of FY20 Revenue

HEREDITARY CANCER
MYPATH MELANOMA
<50% of revenue from
hereditary cancer
COMPANION DX
VECTRA DA
PROLARIS
PHARMA & CLIN SERVICES/OTHER
Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 5-Year Outlook: Increased Growth and Financial Leverage 156 Operating Leverage

Operating Margin Component Changes FY13-FY15 157 (5.0%) (1.6%) (1.0%) (0.5%) (0.5%) 0.8% (6.2%) Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Operating Margin Component Changes FY15-FY16 158 0.4% 0.3% 0.2% 0.2% 0.8%

Meaningful Opportunity to Leverage  Existing
Sales Infrastructure

OPERATING LEVERAGE
CURRENT
PRODUCTS
FUTURE PRODUCTS
myRisk
BRCA CDx
EndoPredict
myChoice
HRD
myRisk
myPath
Bipolar
Vectra DA
Psoriatic
Arthritis
Prolaris
myPlan
Renal Cancer
myPath
Prostate
myPath
Melanoma
Psoriatic Arthritis
None
myPath
Bipolar
Copyright
©
2015
Myriad
Genetics,
Inc.,
all
rights
reserved.
www.Myriad.com.

Increased Profitability In Pipeline Products Supports >30% Operating Margins 160 OPERATING LEVERAGE Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Five-Year Outlook: Increased Growth and Financial Leverage 161

Copyright
©
2015
Myriad
Genetics,
Inc.,
all
rights
reserved.
www.Myriad.com.
CAPITAL
ALLOCATION
PRIORITY
CAPITAL
DEPLOYMENT
SINCE JUNE 2010
GOAL
R&D
9%
of revenue
8% to 10% of revenue
M&A
$340M
43% of FCF
•
Use cash on hand to fund smaller deals (<$100M)
•
Use cash and leverage to fund larger deals
($100M-$600M)
•
Use equity to fund strategic deals
(beyond borrowing capacity)
Share
Repurchase
>$1B
127% of FCF
•
Target 100% of FCF
•
Reduce share repurchases based upon M&A visibility
•
Maintain cash at $100M to $200M
Dividend
None
No plans for dividend given more attractive uses of
capital
Capital Deployment Strategy

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Historical Cash Generation/Uses of Cash Cash Generation Uses of Cash 163

Copyright
©
2015
Myriad
Genetics,
Inc.,
all
rights
reserved.
www.Myriad.com.
Internal R&D Represents Our Best Investment
$0
$25
$50
$75
FY10
FY11
FY12
FY13
FY14
FY15
New Product Development (Stage 1 & 2)
Stage 3
INVESTMENT
EXPECTED
ROIC
Internal
R&D
33%
MYGN
historical
ROIC
20%
Acquisitions
Dependent
on deal and
market
conditions

R&D Grew at 27% CAGR
vs. Revenue at 15% CAGR

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Acquisitions –
Opportunity For MYGN to be a
Consolidator In a Diffuse Industry

Short-term visibility to the
deal being accretive
Strategic fit; ability to leverage
existing commercial infrastructure
Meaningful revenue and
large market opportunity
Facilitates international
expansion; tax benefits
Characteristics
of a Myriad
acquisition
1
2
3
4

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Historical Share Repurchase Activity Has
Increased Shareholder Returns

Increasing benefit
in future as
profitability
grows

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Present Value Calculation Based on 5-Year
Forecast –
Supports Continued Repurchases

Variable
Assumption
Capital Deployment
Share repurchases
= FCF
Discount
Rate
15%
P/E
Terminal Multiple Used
20x
Present Value
$60 per share

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
5-Year Outlook: Increased Growth and Financial
Leverage

•
Hereditary cancer
growing low single digits
•
Significant diversification
from product pipeline
•
International becomes
larger contributor
>30%
Op
Margins
7 Products
>$50M
>10% Revenue
Growth CAGR
>10% of Revenue
from International
drivers
•
Majority of investments
are completed
•
Meaningful operating
margin improvement as
new products obtain
reimbursement
•
Prioritize internal R&D
•
Pursue accretive M&A
•
Continue opportunistic
share repurchase
Maximizing
LT Shareholder Value
Revenue Growth
Operating Leverage

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Closing Comments 169

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Million
>$50
Products
with Revenue
7
What was New Today?  Our Strategic Goals

Revenue Growth
CAGR
>10%
Operating
Margin
>30%
International
Revenue
>10%

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
What was New Today?
•
Transition and Expand Hereditary Cancer
–
myRisk
80% conversion and 45% of revenue
covered by long-term arrangements
–
Modeling demonstrates 5-year revenue CAGR = 3%
revenue
–
Variant database now over 40,000 and will grow to
80,000 by FY2020
–
Pricing floor based upon costs associated with high
accuracy and complexity, extensive service and
increased regulation

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
What was New Today?
(continued)
•
Diversify the portfolio
–
22 clinical studies with proprietary companion diagnostics for
DNA damaging agents
–
Early access launch for myChoice
HRD in Fall 2016
–
Signed LabCorp
agreement to increase access to Vectra DA
–
Prolaris’ unique active surveillance threshold facilitates
value-based contracting with TUFTS Health Plan
–
Successful second validation for myPath
Melanoma
–
Successful validation for myPlan
Renal Cancer
–
myPath
Bipolar demonstrates 96% AUC in training set;
beginning enrollment in prospective study
–
Proprietary technology developed for cancer detection in
urine

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
What was New Today?
(continued)
•
Increase International Contribution
–
Revised strategy defines countries, reference tests,
and kit products
–
RNA-based tests already under development with
Thermo Fischer Scientific for kit strategy

Copyright © 2015 Myriad Genetics, Inc., all rights reserved.  www.Myriad.com.
Worldwide Leader in Personalized Medicine
•
We are entering the golden age for personalized medicine
•
We are the pioneers of “research-based” and “education-centric”
business modeling for diagnostics
•
No company is better positioned to lead this revolution in healthcare than Myriad
•
Our finest hour will be discovered in the days ahead

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. & 175 Q A